INCOME TAXES - Components of Income Taxes in Other Comprehensive Income (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Income Taxes [Abstract]
Fair value through other comprehensive income	$ (119)	$ (13)	$ 49
Net investment hedges	17	9	26
Cash flow hedges	86	15	0
Equity accounted investments	1	(2)	0
Pension plan actuarial changes	16	32	(9)
Total deferred tax expense (recovery) in other comprehensive income	$ 1	$ 41	$ 66